UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2017, Edward M. Kaye M.D., President, Chief Executive Officer and Chief Medical Officer of Sarepta Therapeutics, Inc. (the “Company”) disclosed certain preliminary financial information for the year ended December 31, 2016 during the Company’s presentation at the 35th Annual J.P. Morgan Healthcare Conference (the “Conference”) and in discussions with third parties at the Conference. Specifically, the Company disclosed that, as of December 31, 2016, the Company generated approximately $5.4 million in revenue (unaudited) from sales of Exondys 51TM and had cash, cash equivalents and investments of $329.3 million (unaudited). A copy of the slide presentation associated with this announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2016 and its results of operations for the three months and year ended December 31, 2016. The audit of the Company’s financial statements for the year ended December 31, 2016 is ongoing and could result in changes to the information in this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

The slides presented by Dr. Kaye at the Conference on January 10, 2017 are furnished with this report as Exhibit 99.1, which is incorporated herein by reference.

The information in this report and Exhibit 99.1 to this report is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Sarepta Therapeutics, Inc. Presentation at the 35th Annual J.P. Morgan Healthcare Conference, dated January 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Edward M. Kaye, M.D.
Edward M. Kaye, M.D. President, Chief Executive Officer and Chief Medical Officer

Date: January 10, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Sarepta Therapeutics, Inc. Presentation at the 35th Annual J.P. Morgan Healthcare Conference, dated January 10, 2017.